SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 5, 2010

FORMULAWON, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-150424
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2801 Ocean Park Blvd., Suite 355
Santa Monica, California 90405
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 631-8555
(ISSUER TELEPHONE NUMBER)

2800 Neilson Way #910
Santa Monica, CA 90405
(310) 403-4319
 (FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i
On February 5, 2010, we dismissed Li & Company, PC as our independent registered public accounting firm. The Board of Directors of the Company approved such termination on February 5, 2010 due to the change of control and business plan as described in more detail in the Form 8-k filed with the Securities and Exchange Commission on February 5, 2010.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the past two years, Li & Company’s reports on the financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  For the two most recent fiscal years and any subsequent interim period through Li & Company’s termination on February 5, 2010, Li & Company disclosed the uncertainty regarding the ability of FormulaWon, Inc. to continue as a going concern in its accountant’s report on the financial statements.

iv
In connection with the audit and review of the financial statements of the Company through February 5, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Li & Company’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the years ended December 31, 2008 and 2007 and interim unaudited financial statements through February 5, 2010, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided Li & Company, PC with a copy of this Current Report on Form 8-K and requested that Li & Company, PC furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Li & Company, PC, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On February 5, 2010, the Board appointed Bartolomei Pucciarelli, LLC, certified public accountants (“Bartolomei Pucciarelli”) as the Company’s new independent registered public accounting firm. The decision to engage Bartolomei Pucciarelli was approved by the Company’s Board of Directors on February 5, 2010.

ii
Prior to February 5, 2010, the Company did not consult with Bartolomei Pucciarelli regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Not applicable.

(b)	Pro Forma financial information

Not applicable.

(c)	Shell company transactions

Not applicable.

(d)	Exhibits

16.1	Letter from Li & Company, PC to the U.S. Securities and Exchange Commission dated February 5, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FormulaWon, Inc.
February 5, 2010	By:	/s/ Shane Gau
Shane Gau
Title: Chairman of the Board of Directors and Chief Executive Officer